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www.dresser-rand.com

For Immediate Release

Dresser-Rand Selected to Enter Into Strategic Procurement Agreement
With Saudi Aramco

Houston, TX, March 25, 2009 –Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”) (NYSE: DRC) announced that on March 17, 2009, its affiliate has entered into a long-term Corporate Procurement Agreement (CPA) with Saudi Aramco.  The CPA promotes local content and demonstrates Dresser-Rand’s commitment to this important client.

Vince Volpe, Dresser-Rand’s President & CEO, commented that “Part of our strategic plan clearly identified the need for a strong unified approach to our Middle East markets, including the opportunity to better serve our clients with more local presence. The agreement with Saudi Aramco, one of the world’s largest oil producers, is a leap forward for us.  We have worked closely with Saudi Aramco to better understand their requirements, and after extensive review, we are honored to have been selected as the first manufacturer to supply our full range of compressor and steam turbine products under the Corporate Procurement Agreement.”

In support of the agreement, and consistent with the Company’s plan for increased local presence, Dresser-Rand also announced that it will open and operate a new facility to serve as a center of excellence for manufacturing, repairs, service, technical expertise and training.  The Company expects the new operation will be in the form of a joint venture with their long time business associates, Al-Rushaid Petroleum Investment Company of Saudi Arabia.  The joint venture, Dresser-Rand Arabia,  will serve Saudi Aramco, other clients in the Kingdom of Saudi Arabia, and other selected clients in the gulf region.

According to Mr. Esam Mousli, Vice President of Materials Supply for Saudi Aramco, “Our team has done a great deal of work to identify the companies that can best bring us value through their technology, quality, business processes and service capabilities. This value, coupled with Dresser-Rand’s full commitment to maximizing local content in the new equipment manufacturing, after service repairs and support, and joint Research and Development, based here in Dhahran, has brought us to the decision to select them as one of our most valued suppliers under the Corporate Procurement Agreement initiative.”

“Our Vision is to create a Center of Excellence in the Kingdom”, said Volpe. “Dresser-Rand Arabia will serve as the hub of activity in the region, provide support for new project programs, provide after-sales service, offer training and repair support for the existing installed base of rotating equipment, create a competitive manufacturing environment for an array of Dresser-Rand products for in-Kingdom projects as well as for export, engage with the King Fahd University of Petroleum and Minerals in joint research and development programs, and create employment in the Kingdom at all levels from management to the shop floor.  We, and our long time partners led by Sheikh Abdullah Al-Rushaid, are appreciative of the opportunity Saudi Aramco is providing us.  This agreement will advance the clear agenda of the Kingdom to create added value employment locally, provide excellent service to Saudi Aramco and other companies in the region, and help Dresser-Rand grow our new unit and served aftermarket significantly in this key region of the world.”

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About Dresser-Rand

Dresser-Rand is among the largest suppliers of rotating equipment solutions to the worldwide oil, gas, petrochemical, and process industries.  The Company operates manufacturing facilities in the United States, France, United Kingdom, Germany, Norway, India, and China, and maintains a network of 33 service and support centers covering more than 140 countries. The financial results of the new venture, Dresser-Rand Arabia, will be consolidated by Dresser-Rand.

About Saudi Aramco

Owned by the Saudi Arabian Government, Saudi Aramco is a fully-integrated, global petroleum enterprise, and a world leader in exploration and producing, refining, distribution, shipping and marketing.  The company manages proven reserves of 260 billion barrels of oil and manages the fourth-largest gas reserves in the world.

In addition to its headquarters in Saudi Arabia’s Eastern Province city of Dhahran, Saudi Aramco, through its affiliates, has joint ventures and subsidiary offices in China, Japan, Netherlands, the Republic of Korea, Malaysia, Singapore, the United Arab Emirates, the United Kingdom and the United States.  More information about Saudi Aramco can be found at www.saudiaramco.com.

For press information, please contact:  internationalmedia@aramco.com.

About Al-Rushaid Petroleum Investment Company

The Al Rushaid Group of Companies is an international organization which offers and provides a diverse range of engineering and contracting services, facilities, and products, including but not limited to oil and gas, petrochemical, chemical processing and power generation industries  These services include design, engineering, construction and procurement as well as project management and maintenance for entire plant operations, storage tanks, and high quality prestigious buildings and environment services, development of ports and terminals.  It is ranked ninth among the top 100 Saudi companies. More information about the Al Rushaid Group of Companies can be obtained by visiting the company's website at www.al-rushaid.com.

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This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements with respect to planned or proposed repurchase of shares of common stock.  Forward-looking statements include, without limitation, the Company’s plans, objectives, goals, strategies, future events, future revenue, or performance, capital expenditures, financing needs, plans, or intentions relating to acquisitions, business trends, executive compensation, and other information that is not historical information.  The words “anticipates”, “believes”, “expects,” “intends”, and similar expressions identify such forward-looking statements.  Although the Company believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those projected.  These factors, risks and uncertainties include, among others, the following: potential for material weaknesses in its internal controls; economic or industry downturns; its inability to implement its business strategy to increase aftermarket parts and services revenue; competition in its markets; failure to complete or achieve the expected benefits from any future acquisitions; economic, political, currency and other risks associated with international sales and operations; fluctuations in currencies and volatility in exchange rates; loss of senior management; environmental compliance costs and liabilities; failure to maintain safety performance acceptable to its clients; failure to negotiate new collective bargaining agreements; unexpected product claims and regulations; infringement on its intellectual property or infringement on others’ intellectual property; difficulty in implementing an information management system; and the Company’s brand name may be confused with others.  These and other risks are discussed in detail in the Company’s filings with the Securities and Exchange Commission at www.sec.gov.  Actual results, performance, or achievements could differ materially from those expressed in, or implied by, the forward-looking statements.  The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on results of operations and financial condition.  The Company undertakes no obligation to update or revise forward-looking statements, which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.  For information about Dresser-Rand, go to its website at www.dresser-rand.comwww.dresser-rand.com.

Investor Contact: Blaise Derrico, Director Investor Relations (713) 973-5497

DRC-FIN